  Morgan Stanley Select Dimensions Investment Series Flexible Income Portfolio
                          Item 77(O) 10F-3 Transactions
                        July 1, 2005 - December 31, 2005

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Sungar  7/27/    -     $100.0 $1,000,  45,000    0.01%  0.06%   Deutsc  Deutsc
d Data    05             0    000,000                             he      he
10.25%                                                           Bank    Bank
due 8-                                                          Securi
 15-15                                                          ties,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Citigr
                                                                 oup,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                JPMorg
                                                                 an,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                 RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                s, BNY
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 Inc.

                                                                Deutsc
                                                                  he
Sungar  7/27/    -     $100.0 $1,600,  60,000    0.00%  0.09%    Bank   Deutsc
d Data    05             0    000,000                           Securi    he
9.125%                          .00                             ties,    Bank
due 8-                                                          Goldma
 15-13                                                            n,
                                                                Sachs
                                                                & Co.,
                                                                Citigr
                                                                 oup,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                JPMorg
                                                                 an,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                 RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                s, BNY
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 Inc.

                                                                 Banc
                                                                  of
                                                                Americ
Knight  8/16/    -     $99.50 $400,00  70,000    0.00%  0.11%     a      Bank
Ridder    05                   0,000                            Securi    of
 Inc.                                                            ties   Americ
                                                                 LLC,      a
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                JPMorg
                                                                 an,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                SunTru
                                                                  st
                                                                Robiso
                                                                  n
                                                                Humphr
                                                                 ey,
                                                                Wedbus
                                                                  h
                                                                Morgan
                                                                Securi
                                                                 ties
                                                                 Inc.
                                                                 Banc
                                                                  of
  SBC   11/8/    -     $96.83 $2,000,  60,000    0.00%  0.09%   Americ  Barcla
Commun    05                  000,000                             a       ys
icatio                                                          Securi  Capita
  ns                                                             ties      l
 Inc.                                                            LLC,
 6.15%                                                          Barcla
  due                                                             ys
9/15/2                                                          Capita
  034                                                             l,
                                                                JPMorg
                                                                 an,
                                                                LaSall
                                                                  e
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Credit
                                                                Suisse
                                                                First
                                                                Boston
                                                                  ,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Citigr
                                                                 oup,
                                                                HSBC,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                 ties